Exhibit 10(44)

                                                  ASSET EXCHANGE AGREEMENT


          THIS ASSET EXCHANGE AGREEMENT is made as of the 18th day of March, 1996, by and between Professional Broadcasting, Incorporated, a Virginia corporation, and EZ New Orleans, Inc., a Virginia corporation (collectively, "PBI"), and Heritage Media, Inc., a Delaware corporation ("HMI").
- - ------                                                   -------

                                   WITNESSETH:
                                   -----------

          WHEREAS, PBI owns and operates commercial radio broadcasting stations WRNO(FM), WEZB(FM) and WBYU(AM) in the New Orleans, Louisiana market (the "New
                                                                            ---
Orleans Stations"),  is engaged in the business  of operating the  New Orleans
- - ------------------
Stations and holds licenses and other authorizations issued by the Federal Communications Commission ("FCC") for the operation of the New Orleans Stations;
                          -------
and

          WHEREAS, HMI owns and operates commercial radio broadcasting stations KCIN(FM) and KRPM(AM) in the Seattle, Washington market (the "Seattle Stations")
                                                             ------------------,
is engaged in the business of operating the Seattle Stations and holds licenses and other authorizations issued by the FCC for the operation of the Seattle Stations (the New Orleans Stations and the Seattle Stations being collectively referred to herein as the "Stations"); and
                           --------

          WHEREAS, PBI and HMI desire to exchange ownership of the Stations and their related assets, in a non-taxable, like-kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, under the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.        EXCHANGE OF ASSETS.
          ------------------

          1.1 Exchange of  Station Assets.  Upon the terms  and subject  to the
              ---------------------------
conditions set forth in this Agreement, at the Closing (as defined herein), PBI shall assign, transfer, convey and deliver to HMI with respect to the New Orleans Stations, and HMI shall assign, transfer, convey and deliver to PBI with respect to the Seattle Stations, all right, title and interest in and to the following assets (the "Transferred Assets"), free and clear of all liens,
                        ------------  --------
security interests, charges, encumbrances and rights of others (other than "Permitted Liens" as defined herein), except those assets specifically listed on
- - ---------- -----
Schedule 1.1(a) and Schedule 1.1(b) hereto (the "Excluded Assets"):
- - ---------------     ---------------              -------- --------

          (a) All licenses, permits and auxiliary authorizations issued by the FCC or any other governmental authority for the operation of the Stations, together with any and all renewals, extensions and modifications thereof, any temporary or special authorization, issued to or held by HMI in connection with the business and operations of the Seattle  Stations, and any  pending applications therefor  ("Governmental
                                                                  --------------
Licenses");
- - -----------

          (b) All real and personal property, tangible or intangible, which is used or useful in the operation of the Stations, including, but not limited to, land, buildings, fixtures, leasehold improvements, broadcast towers and antennas, transmitters and transmitter equipment, studio equipment, tapes and record libraries, office equipment and furniture (all as more particularly set forth on Schedule 1.1 (c) and Schedule 1.1(d) hereto), together with
          -----------------      -----------------------
replacements thereof and additions thereto made between the date hereof and the Closing (the "Station Equipment");
             ---------------------

          (c) All tradenames, trademarks, patents, service marks, call letters, copyrights, logos, goodwill and similar intangibles owned by PBI or HMI and used in the operations of the Stations and all programming materials, programs, jingles and all promotional materials used in the operation of the Stations, whether recorded an tape or any other substance or intended for live performance, and whether completed or in production (collectively, the "Intangible Property");
- - -----------------------

          (d) All contracts or agreements, whether oral or written, relating to the Station, including the PBI Barter Agreements and the HMI Barter Agreements (each as defined below), contracts for the sale of time on the Stations, and contracts or agreements relating to equity interests in the New Orleans Stations' broadcast towers;

(a) Unless as may be otherwise required by law, all books and records related to the Transferred Assets or the operation of the Stations, including all financial, accounting and property tax records, computer data and programs, market data, logs, all materials maintained in the FCC public file relating to the Stations, technical data and records and all correspondence with and documents pertaining to suppliers, governmental authorities and other third parties (the "Business Records").
             ---------

The Transferred Assets to be transferred from PBI to HMI are referred to herein as the "PBI Transferred Assets." The Transferred Assets to be transferred from
       --------------------------
HMI to  PBI  are  referred to  herein  as  the "HMI  Transferred Assets."  The
                                                --------------------------
consideration for the assets transferred by each party shall be the assets transferred to such party by the other party hereunder and the assumption of certain liabilities as set forth in Section 1.2. The fair market value of the
                                 --------------
HMI Transferred Assets and the PBI Transferred Assets shall be allocated in accordance with the allocation set forth on Exhibit A. PBI and HMI acknowledge
                                            ----------
that such allocation is the result of arm's length bargaining regarding the fair market value of the HMI Transferred Assets and the PBI Transferred Assets.

          The parties agree that they will use such asset values in calculating gain (if any) recognized under Treas. Reg. Sec. 1. 1031 (j)-1(b)(3) with respect to each "exchange group" (as defined in Treas. Reg. Sec. 1.1031(j)-l(b)(2)(i)), the "residual group" as (defined in Treas. Reg. Sec. 1.1031(j)-1(b)(2)(iii))(if any) and any properties transferred
and received that are not within any "exchange group" or the "residual group" (if any) and will not take any position on any tax return inconsistent therewith. To the extent required by Section 1060 of the Code, the regulations thereunder and Treas. Reg. Sec. 1.1031 (d)-lT, each party shall allocate, in accordance with the foregoing provisions, (a) the value of the consideration transferred by it to the consideration received by it for purposes of determining the tax basis of the property so received by it and (b) the value of the consideration received by it to the consideration transferred by it for purposes of determining the gain or loss (if any) with respect to the property so transferred. For purposes of the preceding sentence, the parties shall use the values of properties transferred and received determined in accordance with Exhibit A. To the extent an IRS Form 8594 is required to be filed under Section
- - ---------
1060, the  regulations thereunder  and Treas.   Reg. Sec.  1. 1031(d)-1T, the
parties agree to prepare and file on a timely basis with the IRS substantially identical IRS Forms 8594 using the values of properties transferred and received as determined by in accordance with Exhibit A, and shall not take any position
                                    ----------
on any tax return inconsistent therewith.

          1.2  Assumed Liabilities.
               -------------------

          (a) At the Closing, HMI shall assume (i) those specified contractual obligations of the New Orleans Stations listed on Schedule 1.2(a) hereto, as the
                                                  ---------------
same may be amended through the Closing Date with the mutual consent of PBI and HMI, and (ii) those obligations and liabilities incurred by HMI after the Closing Date which arise out of the ownership and operation of the New Orleans Stations by HMI after the Closing Date (collectively, the "HMI Assumed
                                                                   -------------
Liabilities"), and  HMI agrees to  pay and perform  the HMI  Assumed Liabilities
- - -------------
after the Closing Date.

          (b) At the Closing, PBI shall assume (i) those specified contractual obligations of the Seattle Stations listed on Schedule 1.2(b)(i) hereto, as the
                                               ------------------
same may be amended through the Closing Date with the mutual consent of PBI and HMI, and that specified indebtedness relating to the Seattle Stations listed on
Schedule  1.2(b)(ii), and (ii) those obligations  and liabilities incurred by
- - --------  ----------
PBI after the Closing Date which arise out of the ownership and operation of the Seattle Stations by PBI after the Closing Date (collectively, the "PBI Assumed
                                                                    ------------
Liabilities"), and PBI  agrees to pay and perform the PBI Assumed  Liabilities
- - -------------
after the Closing Date.

          (c) Except as  specifically set forth in  this Section 1.2, HMI does
                                                         -----------
not assume and shall in no event be liable for any debt, obligation, responsibility or liability of the New Orleans Stations, PBI, any subsidiary or any affiliate or successor of PBI, or any claim against any of the foregoing, whether known or unknown, contingent or absolute, or otherwise. Except as specifically set forth in this Section 1.2, PBI does not assume and shall in no
                               -----------
event be liable for any debt, obligation, responsibility or liability of the Seattle Stations, HMI, any subsidiary or any affiliate or successor of HMI, or any claim against any of the foregoing, whether known or unknown, contingent or absolute, or otherwise.

2.        CLOSING.
          -------

          2.1 Time of Closing.
              ---------------

          (a) A closing (the "Closing") for the exchange of the Transferred Assets shall be held on the date which is the later of (i) the fifth business day after the FCC Order (as defined hereinbelow) becomes a Final Order (as defined below) or (ii) the satisfaction or waiver of all of the conditions precedent to the obligations of HMI and PBI hereunder, or on such other date as may be agreed upon by the parties in writing (the "Closing Date"). The Closing shall be deemed to be effective as of 12:01 a.m. on the Closing Date.

          (b) In order to consummate the exchange of the Stations, PBI and HMI agree to use their best efforts to file within five business days an application (the "Assignment Applications") requesting FCC consent to (i) the assignment
      --------------------------
from PBI to HMI of all Governmental Licenses relating to the operation of the New Orleans Stations (the " New Orleans Governmental Licenses ") and (ii) the
                             ----------------------------------
assignment from HMI to PBI of all Governmental Licenses relating to the
operation of the Seattle Stations (the "Seattle Governmental Licenses").   The
                                        -------------------------------
parties agree that the Assignment Applications will be prosecuted in good faith and with due diligence. The parties agree to use their reasonable best efforts to file additional information or amendments requested by the FCC orally or in writing within five business days after such request and, in any event, to commence preparation of such additional information or amendments immediately upon request and to complete and file the same with the FCC as rapidly as practical. Each party will be solely responsible for the expenses incurred by it in the preparation, filing and prosecution of the Assignment Applications (it being understood that the parties will bear equally the FCC filing fee). As used herein, the term "FCC Order" shall mean that the FCC has granted or given
                      -----------
its initial consent, without any condition materially adverse to HMI or PBI, to the Assignment Applications; the term "Final Order" shall mean that the FCC
                                        -----------
Order shall have been final, that such FCC Order is not reversed, stayed, enjoined or set aside, and with respect to such FCC Order, no timely request for stay, reconsideration, review, rehearing or notice of appeal is pending, and as to which FCC Order the time for filing any such request, petition or notice of appeal or for review by the FCC staff on its own motion has expired.

          (c) To the extent required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"), the parties further agree to use their best efforts
                ---------
to make any necessary filings under the HSR Act. The fees associated with any filings made pursuant to the HSR Act shall be split equally between the parties.

          2.2 Closing Procedure;  At the Closing, (i) PBI shall deliver  to HMI
              -----------------
the bills of sale, instruments of assignment, transfer and conveyance identified in Section 8.1 below and such similar documents as HMI shall reasonably request
   -----------
with respect to the

New Orleans Stations; and (ii) HMI shall deliver to PBI such bills of sale, instruments of assignment, transfer and conveyance identified in Section 8.2
                                                                    ------------
below and such similar documents as PBI shall reasonably request with respect to the Seattle Stations. Each party will cause to be prepared, executed and delivered all other documents required to be delivered by such party pursuant to this Agreement and all other appropriate and customary documents as the other party or its counsel may reasonably request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at the Closing shall be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

          2.3 Time Brokerage Agreements.  On  the date hereof, the parties shall
              -------------------------
enter into certain Time Brokerage Agreements, substantially in the form of Exhibits B and C attached hereto, with respect to the New Orleans Stations and the Seattle Stations, respectively (each a "Time Brokerage Agreement" and
                                                ----------------------------
collectively  the "Time  Brokerage  Agreements").   The date  on which  the Time
                  ----------------  ------------
Brokerage become effective  is referred to herein as  the "Time Brokerage Date."
                                                          ----------------------
Unless otherwise set forth herein, the parties agree that, the following Station matters shall be governed in accordance with the Time Brokerage Agreements: (i) employees; (ii) accounts receivable; and (iii) cash sales and trade agreements.

          2.4 Non-Competition Agreement.  On the Closing Date, the parties shall
              -------------------------
enter into the Non-Competition Agreement, substantially in the form of Exhibit D
                                                                       ---------
hereto.

3.        REPRESENTATIONS AND WARRANTIES OF PBI.
          -------------------------------------

          PBI hereby represents and warrants to HMI, as follows:

          3.1 Organization: Good  Standing.  Each of  Professional Broadcasting,
              ----------------------------
Incorporated and EZ New Orleans, Inc. is a corporation, duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Virginia and has all requisite corporate power and authority to own and lease its properties and assets and to carry on its business as currently conducted. Each of Professional Broadcasting Incorporated and EZ New Orleans, Inc. is qualified as a foreign corporation in each jurisdiction where it is required to be so qualified.

          3.2 Due  Authorization:  Execution  and  Delivery.    Subject  to  the
              ---------------------------------------------
issuance of the FCC Order and the Final Order and obtaining any other consents required to be obtained hereunder, PBI has full power and authority to enter into and perform this Agreement and to carry out the transactions contemplated hereby. PBI has taken all requisite action to approve the execution and delivery of this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of PBI, enforceable against it in accordance with its terms, except as may be limited by the availability of equitable remedies or by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally. Neither the execution and delivery by PBI of this Agreement nor the consummation by it of the transactions contemplated hereby will: (i) conflict with or result in a breach of the articles of incorporation or bylaws of PBI;
(ii) subject to the issuance of the FCC Order and the Final Order and obtaining any other consents required to be obtained hereunder, violate any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority, which violation, either individually or in the aggregate, might reasonably be expected to have a material adverse effect on the business or operations of PBI or HMI's ownership of the PBI Transferred Assets; or (iii) violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), or result in the creation of any lien on any of the PBI Transferred Assets pursuant to, any material agreement, indenture, mortgage or other material instrument to which PBI is a party or by which it or its assets may be bound or affected.

          3.3  Governmental  Consents.    No approval,  authorization,  consent,
               ----------------------
order or other action of, or filing with, any governmental authority or administrative agency is required in connection with the execution and delivery by PBI of this Agreement or the consummation of the transactions contemplated hereby, other than those of the FCC.

          3.4  Title to  Assets.  Except as otherwise  set forth on Schedule 3.4
               ----------------                                     ------------
and for PBI Permitted Liens (as defined herein), PBI is the sole and exclusive legal owner of all right, title and interest in, and has good and marketable title to, all of the PBI Transferred Assets, free and clear of liens, claims and encumbrances. As used herein, "PBI Permitted Liens" shall mean, in each case
                                ----------------------
with respect to the PBI Transferred Assets, (i) liens for current taxes and other governmental charges not yet due and payable, (ii) mechanics' liens and other similar liens arising in the ordinary course that will be discharged prior to Closing, (iii) statutory landlord's liens arising in the ordinary course and
(iv) with respect to real property, liens that do not materially detract from, or materially interfere with, the present use of the properties subject thereto or materially affect the marketability of the property subject thereto.

          3.5  Real Estate
               -----------

          (a) PBI has a valid, binding and enforceable leasehold interest, free and clear of liens (other than PBI Permitted Liens), claims, encumbrances, subleases or other restrictions, in and to the real estate on which the operations of the New Orleans Stations are conducted and the buildings, structures and improvements situated thereon (the "PBI Real Estate"). A true,
                                                   -------------------
complete and correct copy of the leases evidencing such interests has been furnished to HMI.

          (b) PBI has not received any notice of, and has no actual knowledge of, any material violation of any zoning, building, health, fire, water use or similar statute, ordinance, law, regulation or code in connection with the leasehold interest in the PBI Real Estate. To the knowledge of PBI, no fact or condition exists which would result in the termination or impairment of access of the New Orleans Stations to the PBI Real

Estate or discontinuation of necessary sewer, water, electrical, gas, telephone or other utilities or services.

          (c) To the knowledge of PBI, no Hazardous Material (as defined below) exists in any structure located on, or exists on or under the surface of, any of the PBI Real Estate which is in material violation of Environmental Law. For purposes of this Section, "Hazardous Material" shall mean waste, substance,
                            --------------------
materials, smoke, gas or particulate matter designated as hazardous, toxic or dangerous under any Environmental Law. For purposes of this Section, "Environmental Law" shall include the Comprehensive Environmental Response
- - --------------------
Compensation and Liability Act, the Clean Air Act, the Clean Water Act and any other applicable federal, state or local environmental, health or safety law, rule or regulation relating to or imposing liability or standards concerning or in connection with Hazardous Materials.

          3.6 Condition of Assets.  All of the PBI Transferred  Assets viewed as
              -------------------
a whole and not on an asset by asset basis are in good condition and working order, ordinary wear and tear excepted, and are suitable for the uses for which intended, free from any known defects except such minor defects as do not substantially interfere with the continued use thereof.

          3.7 Governmental Licenses.  Schedule   3.7  lists  and  accurately
              ----------------------  --------------
describes all of the New Orleans Governmental Licenses necessary for the lawful ownership and operation of the New Orleans Stations and the conduct of its business, except where the failure to hold such Governmental License would not have a material adverse effect on the New Orleans Stations. PBI has furnished to HMI true and accurate copies of all of the New Orleans Governmental Licenses. Except as set or on Schedule 3.7. (i) each such Governmental License is in full
                    -------------
force and effect  and is valid under  applicable federal, state and  local laws;
(ii) the New Orleans Stations are being operated in compliance in all material respects with the Communications Act of 1934, as amended (the "Act"), and all rules, regulations and policies of the FCC; and (iii) to the knowledge of PBI, no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) is reasonably likely to result in the revocation or termination of any Governmental License or the imposition of any restriction of such a nature as might adversely affect the ownership or operation of the New Orleans Stations as now conducted, except for proceedings of a legislative or rule-making nature intended to affect the broadcasting industry generally. The New Orleans Stations, their physical facilities, electrical and mechanical systems and transmitting and studio equipment are being opera ted in all material respects in accordance with the specifications of the New Orleans Governmental Licenses. Except as noted on Schedule 3.7, the
                                                               ------------
New Orleans Governmental Licenses are unimpaired by any act or omission of PBI or any of PBI's officers, directors or employees and PBI has fulfilled and performed all of its obligations with respect hereto and has full power and authority thereunder. Except as noted on Schedule 3.7, no application, action
                                           ------------
or proceeding is pending for the renewal or modification of any of the New Orleans Governmental Licenses. Except as noted on Schedule 3.7, no event
                                                   ------------
has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute ground for revocation thereof and would have a materially adverse effect on the business or financial conditions of the New Orleans Stations.

          3.8 Taxes.   Other than taxes  imposed upon the  income of PBI  (as to
              -----
which no representation is made), all tax reports and returns required to be filed by PBI relating to the PBI Transferred Assets or operations (including sales, use, property and employment taxes) have been filed with the appropriate federal, state and local governmental agencies, and there have been paid all taxes, penalties, interest, deficiencies, assessments or other charges due as reflected on the filed returns or claimed to be due by such federal, state or local taxing authorities (other than taxes, deficiencies, assessments or claims which are being contested in good faith and which in the aggregate are not material). There are no examinations or audits pending or unresolved examinations or audit issues with respect to PBI's state or local tax returns. All additional taxes, if any, assessed as a result of such examinations or audits have been paid. There are no pending claims or proceedings relating to, or asserted for, taxes, penalties, interest, deficiencies or assessments against the PBI Transferred Assets.

          3.9 Litigation.   Except  as set forth  on Schedule  3.7, there  is no
              ----------                             -------------
order of any court, governmental agency or authority and no complaint, notice of violation, action, suit, proceeding or investigation, judicial, administrative or otherwise, of which PBI has knowledge that is pending or threatened against or affecting the New Orleans Stations which, if adversely determined, might materially and adversely affect the business, operations, properties, assets or conditions (financial or otherwise) of the New Orleans Stations or which challenges the validity or propriety of any of the transactions contemplated by this Agreement.

          3.10 Reports.  PBI has duly filed all reports required to be  filed by
               -------
law or applicable rule, regulation, order, writ or decree of any court, governmental commission, body or instrumentality and has made payment of all charges and other payments, if any, shown by such reports to be due and payable, except where the failure to so file or make payment would not have a material adverse effect upon the operations of the New Orleans Stations. All reports required to be filed by PBI with the FCC with respect to the New Orleans Stations have been filed, except where the failure to so file would not materially and adversely affect the business, operations, properties, assets or conditions (financial or otherwise) of the New Orleans Stations or which challenges the validity or propriety of any of the transactions contemplated by this Agreement. Such reports and disclosures are complete and accurate in all material respects.

          3.11 Employee Matters.
               ----------------

          (a)  Schedule 3.11 sets forth true and accurate descriptions  of the
               -------------
employee benefit plans for employees of the New Orleans Stations.  Schedule 3.11
                                                                    ------------
contains a list of all of the New Orleans Station employees of PBI as of the date hereof, each such employee's title or capacity in which employed, and such employee's annual salary or wages.

          (b) There are no labor disputes of a material nature pending between PBI, on the one hand, and any of the employees of the New Orleans Stations, on the other hand, and there are no known organizational efforts presently being made involving any of such employees. The New Orleans Stations have complied in all material respects with all laws relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and other taxes, and PBI is not liable for any material arrearages of wages or any taxes or penalties for failure to comply with any of the foregoing.

          (c) PBI has, and on the Time Brokerage Date will have, paid when due all salaries, bonuses, commissions and deferred compensation expenses in connection with the employees of the New Orleans Stations for all periods prior to the Time Brokerage Date, and has or will have on such date withheld and paid over to the proper tax collecting agencies when due all taxes required to be withheld from or paid with respect to such payments for all periods through the payroll date ended most recently prior to the Time Brokerage Date.

          (d) Other than scheduled anniversary raises consistent with prior practice, from the date hereof no increases in compensation to employees will occur or become due at any time.

          (e) Schedule 3.11 sets forth a description of all termination or
              -------------
severance benefits which PBI is obligated to pay to any of the New Orleans Stations employees, including any such benefits set forth in employment agreements or employee policy manuals.

          3.12 Contracts and Agreements.  Schedule 1.2(a) contains a list,
               -------------------------  ---------------
complete and accurate in all material respects, of all contracts and agreements to which the New Orleans Stations are bound at the date hereof, excluding contracts that may be cancelled without penalty upon 30 days or less notice (collectively the "PBI Material" Contracts"). The New Orleans Stations are not
                   ------------ -----------
in default with respect to any of the PBI Material Contracts contained on
Schedule 12(a) hereto, and, as of the Time Brokerage Date, the New Orleans
- - --------------
Stations will have paid all sums and performed all obligations under the PBI Material Contracts included on Schedule l.2(a) which are required to be paid
                               ---------------
or performed prior to the Time Brokerage Date. True and complete copies of the PBI Material Contracts have been delivered to HMI on or prior to the date hereof.

          3.13 Intangible Property  - Schedule 3.13 contains a complete list of
               -------------------    -------------
all intangible Property used in the operation of the New Orleans Stations (whether owned, leased or licensed by PBI). Except as set forth on Schedule 3.13
                                                                   -------------
PBI has, and after the Closing, HMI will have, the right to use such Intangible Property, free and clear of any royalty or other payment obligations. PBI's use of the Intangible Property does not conflict with, violate or infringe upon any rights of any other person or entity with respect to such Intangible Property and PBI has not received any notice of any such claimed conflict, violation or infringement.

          3.14 Barter Transactions.   PBI acknowledges that it  has entered into
               -------------------
certain contracts and agreements in the ordinary course of its business which obligate it to provide advertising time on the New Orleans Stations in exchange for goods or services (collectively, the "PBI Barter Agreements"). Schedule
                                            ------------------------  --------
3.14 sets forth a true, accurate and complete copy of PBI's internally generated
- - ----
barter report dated February __ 1996, which includes a description of the goods and services to be received under such agreements ("PBI Barter Receivables").
                                                    --------------------------
If the amount  of the PBI  Barter Receivables as of  the Time Brokerage  Date is
less than the amount of PBI's obligations thereunder, then the amount of such difference shall be paid to HMI in cash at the Closing. PBI represents and warrants that as of the close of business on the Time Brokerage Date, the PBI Barter Agreements will not require PBI to provide any consideration other than advertising time on the New Orleans Stations.

          3.15  Third  Party Consents.     By  the Closing  Date, PBI  will have
                ---------------------
obtained all consents from any person or entity (other than the Final Order from the FCC) which are required in connection with the execution and delivery by PBI of this Agreement and the consummation of the transactions contemplated hereby, which such consents are described on Schedule 3.15, except where the failure to
                                      -------------
obtain such consent has been waived by HMI on or prior to the Closing Date.

          3.16 Financial  Statements.   PBI has  delivered true, complete  and
               ---------------------
correct copies of the unaudited results of operations of the New Orleans Stations for the years ended December 31, 1994 and 1995 and for the two months ended February 29, 1996 (collectively, the "PBI Station Financial Statements").
                                            -----------------------------------
The PBI Station Financial Statements have been prepared in conformity with generally accepted accounting principles and present fairly in all material respects the results of operations of the New Orleans Stations for the periods presented.

          3.17 Qualification of PBI.  Except as disclosed on Schedule 3.17, PBI
               ----------------                              -------------
does not have any knowledge of any facts or proceedings which are reasonably likely to disqualify it under the Act, the rules and regulations promulgated hereunder, and the policies of the FCC in respect thereof, from acquiring or operating the Seattle Stations or would otherwise cause the FCC not to approve the assignment of the Seattle Governmental Licenses to PBI.

          3.18 Finders and Brokers.  All negotiations relating to this Agreement
               -------------------
and the transactions contemplated herein have been carried on by PBI directly with HMI and without the intervention of any other person as a result of any act of PBI or its representatives in such a manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

          3.19 Insurance.  The insurable properties relating to the business of
               ---------
the New Orleans Stations and the conduct of the business of the New Orleans Stations are, and will be until the Closing, in the reasonable judgment of PBI, adequately insured. Schedule 3.19 identifies all insurance policies currently
                    -------------
maintained by PBI on the New Orleans Stations, all which shall remain in effect until the Closing.

          3.20 Accuracy of Information Furnished.  No statement by PBI contained
               ---------------------------------
in this Agreement or in any Schedule or Exhibit hereto contains any material untrue statement of a material fact, or omits to state any material fact which is necessary to make the statements contained herein, in light of the circumstances under which they were made, not materially misleading.

          3.21 Conduct of Business in Ordinary Course.  Between February 29,
               --------------------------------------
1996 and the date hereof, PBI has conducted the business of the New Orleans Stations only in the ordinary course and substantially consistent with past practice and has not:

          (a) suffered any material adverse change in the business, assets, properties, financial condition or prospects of the New Orleans Stations, including any damage, destruction or loss affecting the New Orleans Stations' assets;

          (b) except in the ordinary course of business, and substantially consistent with past practices, made any material increase in compensation payable or to become payable to any of the employees of the New Orleans Stations; or

          (c) made any sale, assignment, lease or other transfer of any of the New Orleans Stations' properties other than in the normal and usual course of business and substantially consistent with past practices.

4.        REPRESENTATIONS AND WARRANTIES OF HMI.
          -------------------------------------

          HMI hereby represents and warrants to PBI, as follows:

          4.1 Organization; Good Standing.  HMI is a corporation, duly
              ---------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties and assets and to carry on its business as currently conducted. HMI is qualified as a foreign corporation in each jurisdiction where it is required to be so qualified.

          4.2 Due  Authorization;  Execution  and  Delivery.    Subject  to  the
              ---------------------------------------------
issuance of the FCC Order and the Final Order and obtaining any other consents required to be obtained hereunder, HMI has full power and authority to enter into and perform this Agreement and to carry out the transactions contemplated hereby. HMI has taken all requisite action to approve the execution and delivery of this Agreement and the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of HMI, enforceable against it in accordance with its terms, except as may be limited by the availability of equitable remedies or by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally. Neither the execution and delivery by HMI of this Agreement nor the consummation by it of the transactions contemplated hereby will: (i) conflict with or result in a breach of the articles of incorporation or bylaws of HMI; (ii) subject to the issuance of the FCC Order and the Final Order and obtaining any other consents required to be obtained hereunder, violate any statute, law, rule or regulation or any order, writ, injunction or decree of any court or governmental authority, which violation, either individually or in the aggregate, might reasonably be expected to have a material adverse effect on the business or operations of HMI or PBI's ownership of the HMI Transferred Assets; or (iii) violate or conflict with or constitute a default under (or give rise to any right of termination, cancellation or acceleration under), or result in the creation of any lien on any of the HMI Transferred Assets pursuant to, any material agreement, indenture, mortgage or other material instrument to which HMI is a party or by which it or its assets may be bound or affected.

          4.3 Governmental Consents.  No approval, authorization, consent, order
              ---------------------
or other action of, or filing with, any governmental authority or administrative agency is required in connection with the execution and delivery by HMI of this Agreement or the consummation of the transactions contemplated hereby, other than those of the FCC.

          4.4 Title  to Assets.   Except as otherwise set  forth on Schedule 4.4
              ----------------                                      ------------
and for HMI Permitted Liens (as defined herein), HMI is the sole and exclusive legal owner of all right, title and interest in, and has good and marketable title to, all of the HMI Transferred Assets, free and clear of liens, claims and encumbrances. As used herein, "HMI Permitted Liens" shall mean, in each case
                                ----------------------
with respect to the HMI Transferred Assets, (i) liens for current taxes and other governmental charges not yet due and payable, (ii) mechanics' liens and other similar liens arising in the ordinary course that will be discharged prior to Closing, (iii) statutory landlord's liens arising in the ordinary course, and
(iv) with respect to real property, liens that do not materially detract from, or materially interfere with, the present use of the properties subject thereto or materially affect the marketability of the property subject thereto.

          4.5  Real Estate.
               -----------

          (a) HMI has a valid, binding and enforceable leasehold interest, free and clear of liens (other than HMI Permitted Liens), claims, encumbrances, subleases or other restrictions, in and to the real estate on which the operations of the Seattle Stations are conducted and the buildings, structures and improvements situated thereon (the "HMI Real Estate"). A true, complete and correct copy of
                      ------------------
the leases evidencing such interests has been furnished to HMI.

          (b) HMI has not received any notice of, and has no actual knowledge of, any material violation of any zoning, building, health, fire, water use or similar statute, ordinance, law, regulation or code in connection with the leasehold interest in the HMI Real Estate. To the knowledge of HMI, no factor condition exists which would result in the termination or impairment of access of the Seattle Stations to the HMI Real Estate or discontinuation of necessary sewer, water, electrical, gas, telephone or other utilities or services.

(c) To the knowledge of HMI, no Hazardous Material exists in any structure located on, or exists on or under the surface of, any of the HMI Real Estate which is in material violation of Environmental Law.

          4.6 Condition of  Assets.  All of the HMI Transferred Assets viewed as
              --------------------
a whole and not on an asset by asset basis are in good condition and working order, ordinary wear and tear excepted, and are suitable for the uses for which intended, free from any known defects except such minor defects as do not substantially interfere with the continued use thereof.

          4.7   Governmental  Licenses.    Schedule  4.7  lists  and  accurately
                ----------------------
describes all of the Seattle Governmental Licenses necessary for the lawful ownership and operation of the Seattle Stations and the conduct of their business, except where the failure to hold such Governmental License would not have a material adverse effect on the Seattle Stations. HMI has furnished to PBI true and accurate copies of all of the Seattle Governmental Licenses. Each such Governmental License is in full force and effect and is valid under applicable federal, state and local laws; the Seattle Stations are being operated in compliance in all material respects with the Act and all rules, regulations and policies of the FCC; and, to the knowledge of HMI, no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) is reasonably likely to result in the revocation or termination of any Governmental License or the imposition of any restriction of such a nature as might adversely affect the ownership or operation of the Seattle Stations as now conducted, except for proceedings of a legislative or rule-making nature intended to affect the broadcasting industry generally. The Seattle Stations, their physical facilities, electrical and mechanical systems and transmitting and studio equipment are being operated in all material respects in accordance with the specifications of the Seattle Governmental Licenses. The Seattle Governmental Licenses are unimpaired by any act or omission of HMI or any of HMI's officers, directors or employees and HMI has fulfilled and performed all of its obligations with respect hereto and has full power and authority thereunder. No application, action or proceeding is pending for the renewal or modification of any of the Seattle

Governmental Licenses. No event has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute ground for revocation thereof and would have a materially adverse effect on the business or financial conditions of the Seattle Stations.

          4.8 Taxes.   Other than  taxes imposed upon,the  income of HMI  (as to
              -----
which no representation is made), all tax reports and returns required to be filed by HMI relating to the HMI Transferred Assets or operations (including sales, use, property and employment taxes) have been filed with the appropriate federal, state and local governmental agencies, and there have been paid all taxes, penalties, interest, deficiencies, assessments or other charges due as reflected on the filed returns or claimed to be due by such federal, state or local taxing authorities (other than taxes, deficiencies, assessments or claims which are being contested in good faith and which in the aggregate are not material). There are no examinations or audits pending or unresolved examinations or audit issues with respect to HMI's state or local tax returns. All additional taxes, if any, assessed as a result of such examinations or audits have been paid. There are no pending claims or proceedings relating to, or asserted for, taxes, penalties, interest, deficiencies or assessments against the HMI Transferred Assets.

          4.9 Litigation.  There  is no order of any  court, governmental agency
              ----------
or authority and no complaint, notice of violation, action, suit, proceeding or investigation, judicial, administrative or otherwise, of which HMI has knowledge that is pending or threatened against or affecting the Seattle Stations which, if adversely determined, might materially and adversely affect the business, operations, properties, assets or conditions (financial or otherwise) of the Seattle Stations or which challenges the validity or propriety of any of the transactions contemplated by this Agreement.

          4.10 Reports.  HMI has duly filed  all reports required to be filed by
               -------
law or applicable rule, regulation, order, writ or decree of any court, governmental commission, body or instrumentality and has made payment of all charges and other payments, if any, shown by such reports to be due and payable, except where the failure to so file or make payment would not have a material adverse effect upon the operations of the Seattle Stations. All reports required to be filed by HMI with the FCC with respect to the Seattle Stations have been filed, except where the failure to so file would not materially and adversely affect the business, operations, properties, assets or conditions (financial or otherwise) of the Seattle Stations or which challenges the validity or propriety of any of the transactions contemplated by this Agreement. Such reports and disclosures are complete and accurate in all material respects.

4.11      Employee Matters.
          ----------------

          (a) Schedule 4.11  sets forth  true and  accurate descriptions  of the
              -------------
employee benefit plans  for employees of  the Seattle  Stations.  Schedule  4.11
                                                                  --------------
contains a list of all of the Seattle Stations' employees of HMI as of the date hereof, each such employee's title or capacity in which employed, and such employee's annual salary or wages.

          (b) There are no labor disputes of a material nature pending between HMI, on the one hand, and any of the employees of the Seattle Stations, on the other hand, and there are no known organizational efforts presently being made involving any of such employees. The Seattle Stations have complied in all material respects with all laws relating to the employment of labor, including any provisions thereof relating to wages, hours, collective bargaining and the payment of social security and other taxes, and HMI is not liable for any material arrearages of wages or any taxes or penalties for failure to comply with any of the foregoing.

          (c) HMI has, and on the Time Brokerage Date will have, paid when due all salaries, bonuses, commissions and deferred compensation expenses in connection with the employees of the Seattle Stations for all periods prior to the Time Brokerage Date and has or will have on such date withheld and paid over to the proper tax collecting agencies when due all taxes required to be withheld from or paid with respect to such payments for all periods through the payroll date ended most recently prior to the Time Brokerage Date.

          (d) Other than scheduled anniversary raises consistent with prior practice, from the date hereof no increases in compensation to employees will occur or become due at any time.

          (e) Schedule 4.11  sets  forth a  description  of all  termination  or
              -------------
severance benefits which HMI is obligated to pay to any of the Seattle Stations' employees, including any such benefits set forth in employment agreements or employee policy manuals.

          4.12 Contracts and Agreements.   Schedule  1.2(b)  contains  a list,
               -------------------------   ----------------
complete and accurate in all material respects, of all contracts and agreements to which the Seattle Stations are bound at the date hereof, excluding contracts that may be cancelled without penalty upon 30 days or less notice (collectively the "HMI Material Contracts"). The Seattle Stations are not in default with
     ------------- -----------
respect to any  of the  HMI Material  Contracts contained  on  Schedule 1.2(b)
                                                                --------------
hereto, and, as of the Time Brokerage Date, the Seattle Stations will have paid all sums and performed all obligations under the HMI Material Contracts included on Schedule 1(b) which are required to be paid or performed prior to the Time
- - ----------------
Brokerage Date. True and complete copies of the HMI Material Contracts have been delivered to PBI on or prior to the date hereof.

          4.13 Intangible Property.  Schedule 4.13 contains a complete list of
               -------------------   -------------
all Intangible Property used in the operation of the Seattle Stations (whether owned , leased or licensed by HMI). Except as set forth on Schedule 4.13, HMI
                                                            -------------
has, and after the Closing, PBI will have the right to use such Intangible Property, free and clear of any royalty or other payment obligations. HMI's use of the Intangible Property does not conflict with, violate or infringe upon any rights of any other person or entity with respect to such Intangible Property and HMI has not received any notice of any such claimed conflict, violation or infringement.

          4.14 Barter Transactions.  HMI acknowledges that it has entered into
               -------------------
certain contracts and agreements in the ordinary course of its business which obligate it to provide advertising time on the Seattle Stations in exchange for goods or services (collectively, the "HMI Barter Agreements"). Schedule 4.14
                                     -------------------------  -------------
sets forth a true, accurate and complete copy of HMI's internally generated barter report dated February __, 1996 which includes a description of the goods and services to be received under such agreements ("HMI Barter Receivables").
                                                  --------------------------
If the amount of the HMI Barter Receivables as of the Time Brokerage Date is less than the amount of HMI's obligations thereunder, then the amount of such difference shall be paid to PBI in cash at the Closing. HMI represents and warrants that as of the close of business on the Time Brokerage Date, the HMI Barter Agreements will not require HMI to provide any consideration other than advertising time on the Seattle Stations.

          4.15 Third Party Consents.  By the Closing Date, HMI will have
               --------------------
obtained all consents from any person or entity (other than the Final Order from the FCC) which are required in connection with the execution and delivery by HMI of this Agreement and the consummation of the transactions contemplated hereby, which such consents are described on Schedule 4.15, except where the failure to
                                     -------------
obtain such consent has been waived by PBI on or prior to the Closing Date.

          4.16 Financial Statements.  HMI has delivered true, complete and
               --------------------
correct copies of the unaudited results of operations of the Seattle Stations for the years ended December 31, 1994 and 1995 and the two months ended February 29, 1996 (collectively the "HMI Station Financial Statements"). The HMI Station Financial Statements have been prepared in conformity with generally accepted accounting principles and present fairly in all material respects the results of operations of the Seattle Stations for the periods presented.

          4.17 Qualification of HMI.  Except as disclosed on Schedule 4.17, HMI
               --------------------                          -------------
does not have any knowledge of any facts or proceedings which are reasonably likely to disqualify itunder the Act, the rules and regulations promulgated thereunder, and the policies of the FCC in respect thereof, from acquiring or operating the New Orleans Stations or would otherwise cause the FCC not to approve the assignment of the New Orleans Governmental Licenses to HMI.

          4.18 Finders and Brokers.  All negotiations relating to this Agreement
               -------------------
and the transactions contemplated herein have been carried on by HMI directly with PBI and without the intervention of any other person as a result of any act of HMI or its representatives in such a manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or other like payment.

          4.19 Insurance.  The insurable  properties relating to the business of
               ---------
the Seattle Stations and the conduct of the business of the Seattle Stations are, and will be until the Closing, in the reasonable judgment of HMI, adequately insured. Schedule 4.19 identifies all insurance policies currently
                     -------- ----
maintained by HMI on the Seattle Stations, all which shall remain in effect until the Closing.

          4.20 Accuracy of Information Furnished.  No statement by HMI contained
               ---------------------------------
in this Agreement or in any Schedule or Exhibit hereto contains any material untrue statement of a material fact, or omits to state any material fact which is necessary to make the statements contained herein, in light of the circumstances under which they were made, not materially misleading.

          4.21 Conduct of Business in Ordinary Course.  Between February 29,
               --------------------------------------
1996 and the date hereof, HMI has conducted the business of the Seattle Stations only in the ordinary course and substantially consistent with past practice and has not:

          (a) suffered any material adverse change in the business, assets, properties, financial condition or prospects of the Seattle Stations, including any damage, destruction or loss affecting the Seattle Stations' assets;

          (b) except in the ordinary course of business, and substantially consistent with past practices, made any material increase in compensation payable or to become payable to any of the employees of the Seattle Stations; or

          (c) made any sale, assignment, lease or other transfer of any of the Seattle Stations' properties other than in the normal and usual course of business and substantially consistent with past practices.

5.        CERTAIN COVENANTS AND AGREEMENTS.
          --------------------------------

          5.1  Access.   Each of  HMI and  PBI will  take all action  reasonably
               ------
necessary to enable the other, its counsel, accountants and other representatives to discuss the affairs, properties, business, operations and records of the Transferred Assets at such times and as often as HMI or PBI (as the case may be) may reasonably request with executives, independent accountants, engineers and counsel of the other party. In the event that the Closing does not occur and this Agreement is terminated, each party shall keep in confidence, and shall cause its counsel, accountants and other representatives to keep in, confidence, and shall not use or disclose to others, all information provided hereunder to it, except such information as is in the public domain.

          5.2 Best Efforts.  Each of PBI and HMI shall take all reasonable
              ------------
action necessary to consummate the transactions contemplated by this Agreement and will use all necessary and reasonable means at its disposal to obtain all necessary consents and approvals of other persons and governmental authorities required to enable it to consummate the transactions contemplated by this Agreement; provided, however, nothing herein shall require the expenditure or payment of monies or the giving of any other consideration by either party in order to obtain any such consent. Each of HMI and PBI acknowledges and agrees that it shall pay all costs, fees (other than with respect to FCC filing fee which shall be shared equally by the parties hereto as provided hereinabove) and expenses incurred by it in obtaining such necessary consents and approvals to transfer the HMI Transferred Assets and PBI Transferred Assets, respectively. Each party shall make all filings, applications, statements and reports to all governmental agencies or entities which are required to be made prior to the Closing Date by or on its behalf pursuant to any statute, rule or regulation in connection with the transactions contemplated by this Agreement, and copies of all such filings, applications, statements and reports shall be provided to the other.

          5.3 Public Announcements.  Prior to the Closing Date, all notices to
              --------------------
third parties and other publicity relating to the transaction contemplated by this Agreement shall be jointly planned and agreed to by PBI and HMI; provided, however, each of HMI and PBI shall be entitled to make such disclosure in its sole discretion as may be required by any applicable governmental regulations.

          5.4 Employees of the Stations.
              -------------------------

          (a) Except as contemplated by the Time Brokerage Agreements, as of the Time Brokerage Date, HMI will offer employment to the employees of the New Orleans Stations, and PBI will offer employment to the employees of the Seattle Stations. Each of HMI and PBI will continue the provision of medical and dental health benefits to the employees of the Seattle Stations and New Orleans Stations, respectively, through March 31, 1996. In the event that on and after the Time Brokerage Date, either HMI or PBI terminates the employment (other than "for cause") of any employee of the New Orleans Stations or Seattle Stations, respectively, HMI or PBI (as the case may be) shall provide a minimum of four weeks severance pay to such terminated employee.

          (b) Except as contemplated by the Time Brokerage Agreements, for a period commencing on the Time Brokerage Date and continuing for one year after the Closing Date, neither HMI nor PBI will directly or indirectly solicit for employment any of the employees of the Seattle Stations or the New Orleans Stations, respectively.

          5.5 Maintenance of Business.   Between the date of  this Agreement and
              -----------------------
the Closing, each party shall conduct the business of the Stations and use the Transferred Assets only in the ordinary course of business, consistent with past practices, which shall include compliance in all respects with all laws, regulations and administrative orders of any federal, state or local governmental authority that are applicable to each party with respect to the Transferred Assets or the operation of the Stations, with the intent of preserving the ongoing operations of the Stations and the Transferred Assets. Without limiting the generality of the foregoing, and in each case subject to the terms of the Time Brokerage Agreements:

          (a) Each party shall: (i) maintain the Transferred Assets in their present condition (reasonable wear and tear in normal use excepted); (ii) remove, cure and correct prior to the Closing any violations under applicable statutes, rules or regulations that render (or if unremedied would render) inaccurate such party's representations and warranties contained in this Agreement or in any certificate delivered by such party pursuant to this Agreement; (iii) maintain its existing insurance coverage on the Stations and the Transferred Assets; and (iv) maintain its books and records in the usual and ordinary manner, on a basis consistent with prior periods.

          (b) Neither party shall, without the other party's prior written consent (which shall not unreasonably be withheld or delayed) create, assume or permit to exist any lien upon the Transferred Assets, except for Permitted Liens or liens in existence on the date of this Agreement which will be removed or prior to Closing D ate.

          (c) Neither party shall sell or agree to sell or otherwise dispose of any of the Transferred Assets, unless such sale or disposal occurs in the ordinary course of business, consistent with past practices and such Transferred Assets are replaced with similar assets of equal or greater value and utility.

          (d) Each party shall operate the Stations in all respect in accordance with the Governmental Licenses, and all applicable rules and regulations of the FCC and all other applicable laws, regulations, rules and orders. Each party shall use its reasonable best efforts not to cause or permit any of the Governmental Licenses to expire, be surrendered, adversely modified or otherwise terminated.

     5.6       Confidentiality.
               ---------------

          (a) Each  party  shall  each keep  confidential  and  not  directly or indirectly reveal, report, publish, disclose or transfer any information obtained by it with respect to the other in connection with this Agreement and the negotiations preceding this Agreement (the "Confidential Information"), and
                                                ---------------------------
each will use such Confidential Information solely in connection with the transactions contemplated by this Agreement, and if the transactions contemplated hereby are not consummated for any reason, each shall return to the other, without retaining any copies thereof, any schedules, documents or other written information obtained from the other in connection with this Agreement and the transactions contemplated hereby and shall cause all of its officers, employees, agents, accountants, attorneys and other representatives to whom it may have disclosed such Confidential Information to do the same. Notwithstanding the foregoing limitation, neither party shall be required to keep confidential or return any Confidential Information that (i) is known or available through other lawful sources, not bound by a confidentiality agreement with the disclosing party, (ii) is or becomes publicly known through no fault of the receiving party of its agents,
(iii) is required to be disclosed under state or federal securities laws, the FCC rules and regulations or pursuant to an order or request of a judicial or governmental authority (provided the other party is given reasonable prior notice), and (iv) is developed by the receiving party independently of the disclosure by the disclosing party.

          (b) Because of the unique nature of the Confidential Information, each party understands and agrees that the other party will suffer irreparable harm if one party fails to comply with any of its obligations under this
Section 5.6 and  that monetary damages will be inadequate to compensate the
- - -----------
other party for any such breach. Accordingly, each party agrees that the other party will, in addition to any other remedies available to it at law or in equity, be entitled in injunctive relief to enforce the terms of this Section.

6.        CONDITIONS TO HMI'S CLOSING.
          ---------------------------

          All obligations of HMI under this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions, it being understood that HMI may, in its sole discretion, waive any or all of such conditions (except for the requirement of FCC consent) in whole or in part:

          6.1  Representations,  Etc. PBI shall  have performed in  all material
               ---------------------
respects the covenants and agreements contained in this Agreement that are to be performed by it at or prior to the Closing, and the representations and warranties of PBI contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though made at such time, except as contemplated or permitted by this Agreement.

          6.2  Consents.     All  consents  and   approvals  from  the  FCC  and
               --------
governmental agencies (other than the Final Order) and (unless the failure to obtain consent would not have a material adverse effect on the New Orleans Stations) from other third parties required to consummate the transactions contemplated by this Agreement shall have been obtained without material cost or other materially adverse consequence to HMI and shall be in full force and effect.

          6.3  No Adverse  Litigation.   No order  or temporary,  preliminary,or
               ----------------------
permanent injunction or restraining order shall have been entered and no action, suit or other legal or administrative proceeding by any court or governmental authority, agency or other person shall be pending or threatened on the Closing Date which may have the effect of (i) making any of the transactions contemplated hereby illegal,
(ii) materially adversely affecting the value of the PBI Transferred Assets, other than any of the foregoing which affects the radio broadcasting industry generally or (iii) making HMI liable for the payment of damages to any person as a result of the transactions contemplated hereby.

          6.4  Time  Brokerage Agreement.   The  Time  Brokerage Agreement  with
               -------------------------
respect to the New Orleans Stations shall on the Closing Date be in full force and effect; provided, however, this condition to HMI's obligation to close shall not be applicable to any termination by PBI of such Time Brokerage Agreement due to a "Payment Default" (as defined in such Time Brokerage Agreement) or other
     ------------------
default by HMI.

          6.5 Closing Deliveries. HMI shall have received each of the documents
              -------------------
or items required to be delivered to it pursuant to Section 8.1 hereof.
                                                    -----------

          6.6 No Material Adverse Change. Since the date hereof, there shall not
              ---------------------------
have occurred (i) any failure of any of the New Orleans Stations for any reason whatsoever to transmit in using its licensed facilities at full power for a consecutive period of 48 hours or more (unless any other unaffiliated station in the New Orleans, Louisiana Arbitron "metro survey area" is not broadcasting for the same reason); (ii) any material adverse change in the assets of the New Orleans Stations (including, without limitation, damage, destruction or loss to any of their assets, unless covered by insurance); (iii) the filing of a petition in bankruptcy by or against PBI; or (iv) the termination, expiration, revocation or imposition of a materially adverse condition on the grant of consent to any of the Assignment Applications.

          6.7  Noncompetition  Agreement.  HMI  and PBI shall  have entered into
               -------------------------
the Noncompetition Agreement in the form of Exhibit C hereto.

7.        CONDITIONS TO PBI'S CLOSING.
          ---------------------------

          All obligations of PBI under this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions, it being understood that PBI may, in its sole discretion, waive any or all of such conditions (except for the requirement of FCC consent) in whole or in part:

          7.1  Representations, Etc.   HMI shall have performed  in all material
               --------------------
respects the covenants and agreements contained in this Agreement that are to be performed by it at or prior to the Closing, and the representations and warranties of HMI contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though made at such time, except as contemplated or permitted by this Agreement.

          7.2  Consents.    All   consents  and  approvals  from  the   FCC  and
               --------
governmental agencies (other than the Final Order) and (unless the failure to obtain consent would not have a material adverse effect on the Seattle Stations) from other third parties required to consummate the transactions contemplated by this Agreement shall have been obtained without material cost or other materially adverse consequence to PBI and shall be in full force and effect. The FCC shall have issued a new station license for KRPM(AM) reflecting the parameters set forth in the application for direct measurement of power filed in FCC File No. BZ-960220AC, without any additions materially adverse to PBI.

          7.3  No Adverse  Litigation.   No order  or temporary, preliminary  or
               ----------------------
permanent injunction or restraining order shall have been entered and no action, suit or other legal or administrative proceeding by any court or governmental authority, agency or other person shall be pending or threatened on the Closing Date which may have the effect of (i) making any of the transactions contemplated hereby illegal, (ii) materially adversely affecting the value of the HMI Transferred Assets, other than any of the foregoing which affects the radio broadcasting industry generally or (iii) making PBI liable for the payment of damages to any person as a result of the transactions contemplated hereby.

          7.4  Time Brokerage  Agreements.   The Time  Brokerage Agreement  with
               --------------------------
respect to the Seattle Stations shall on the Closing Date be in full force and effect; provided, however, this condition to PBI's obligation to close shall not be applicable to any termination by HMI of the Time Brokerage Agreement due to a "Payment Default" (as defined in the Time Brokerage Agreement) or other default
- - -------- --------
by PBI.

          7.5    Closing Deliveries.    PBI  shall  have received  each  of  the
                 ------------------
documents  or  items required  to be  delivered  to it  pursuant to
Section 8.2 hereof.
- - -----------

          7.6  No Material Adverse  Change.  Since the  date hereof, there shall
               ---------------------------
not have occurred (i) any failure of the Seattle Stations for any reason whatsoever to transmit in using its licensed facilities at full power from a consecutive period of 48 hours or more (unless any other unaffiliated station in Seattle, Washington Arbitron "metro survey area" is not broadcasting for the same reason); (ii) any material adverse change in the assets of the Seattle Stations (including, without limitation, damage, destruction or loss to any of their assets, unless covered by insurance); (iii) the filing of a petition in bankruptcy by or against HMI; or (iv) the termination, expiration, revocation or imposition of a materially adverse condition on the grant of consent to any of the Assignment Applications.

          7.7  Noncompetition Agreement.   HMI and PBI  shall have entered  into
               ------------------------
the Noncompetition Agreement in the form of Exhibit D hereto.

8.        DOCUMENTS TO BE DELIVERED AT CLOSING.
          -------------------------------------

          8. 1    Closing Documents To Be Delivered By PBI.
                  ----------------------------------------

          At the Closing, PBI shall deliver to HMI (in form and substance reasonably satisfactory to HMI):

          (a) One or more assignments assigning to HMI the PBI Governmental Licenses, as HMI may request;

          (b)  A bill of sale conveying to HMI all of the Station Equipment;

          (c) One or more assignment and assumption agreements by which PBI assigns the PBI Material Contracts to HMI, and HMI assumes the Assumed Liabilities and agrees to perform, from and after the Closing Date, all of the Assumed Liabilities, together with each consent obtained by PBI necessary for the assignments of such contracts and one or more assignments conveying to HMI any equity interests owned by PBI related to the New Orleans Stations' broadcast towers;

          (d) Certified copies of resolutions of PBI's Board of Directors and shareholders authorizing the execution, delivery and performance of this Agreement;

          (e) One or more assignments conveying to HMI the Intangible Property and Business Records;

          (f) I A certificate executed by PBI attesting to PBI's compliance with the matters set forth in Section 6. 1, and Section 6.3;
                         --------------    ------------

          (g) The Business Records;

          (h) Appointment of  HMI to collect the Accounts Receivable pursuant to
Section 13;
- - -----------

          (i) A general assignment by PBI to HMI of all the PBI Transferred Assets to be conveyed hereunder, other than the Excluded Assets;

          (i) An opinion of counsel to PBI, dated as of the Closing, in form reasonably satisfactory to HMI; and

          (k) Such other instruments and further assurances of conveyance and such other certificates or other documentation as HMI may reasonably request.

          8.2    Closing-Documents To Be Delivered by HMI.
                 ----------------------------------------

          At the Closing, HMI shall deliver to PBI (in form and substance reasonably satisfactory to PBI):

          (a) One or more assignments assigning to PBI the HMI Governmental Licenses, as PBI may request;

          (b) A bill of sale conveying to PBI all of the Station Equipment;

          (c) One or more assignment and assumption agreements by which HMI assigns the HMI Material Contracts to PBI, and PBI assumes the Assumed Liabilities and agrees to perform, from and after the Closing Date, all of the Assumed Liabilities, together with each consent obtained by HMI necessary for the assignments of such contracts;

          (d) Certified copies of resolutions of HMI's Board of Directors and shareholders authorizing the execution, delivery and performance of this Agreement;

          (e) One or more assignments conveying to PBI the Intangible Property and Business Records;

          (f) A certificate executed by HMI attesting to HMI's compliance with the matters set forth in Section 7.1 and Section 7.3;
                         -----------     -----------

          (g) The Business Records;

          (h) Appointment of PBI to collect the Accounts Receivable pursuant to
Section 13;
- - -----------

          (i) A general assignment by HMI to PBI of all the HMI Transferred Assets to be conveyed hereunder, other than the Excluded Assets;

          (j) An opinion of counsel to HMI, dated as of the Closing, in form reasonably satisfactory to PBI; and

          (k) Such other instruments and further assurances of conveyance and such other certificates or other documentation as PBI may reasonably request.

9.        SURVIVAL.
          --------

          All representations, warranties, covenants and agreements made by any party to this Agreement or pursuant hereto shall be deemed to have been relied upon by the parties hereto, and shall survive the Closing; provided, however, that notice of any claim, whether made under the indemnification provisions hereof or otherwise, based on a breach of a representation, warranty, covenant or agreement must be given within [one year] from the Closing Date or, in the case of representations or warranties dealing with tax matters, within 60 days after the expiration of the applicable tax statute of limitations; and provided, further, that representations as to the title of the Transferred Assets shall survive indefinitely. The representations and warranties hereunder shall not be affected or diminished by any investigation at any time by or on behalf of the party for whose benefit such representations and warranties were made. All statements contained herein or in any certificate, exhibit, list or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties. No representation or warranty contained herein shall be deemed to be made at any time after the date of this Agreement or, if made in a certificate, the date of such certificate.

10.       INDEMNIFICATION OF HMI.
          ----------------------

          Subject to the limitations set forth in Sections 9 and 12, PBI shall
                                                  ----------     --
indemnify and hold HMI harmless from, against, for and in respect of:

          (a) any and all damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action and encumbrances suffered, sustained, incurred or required to be paid by HMI because of the breach of any written representation, warranty, agreement or covenant of PBI contained in this Agreement or any document, certificate or agreement executed in connection with this Agreement;

          (b) any and all liabilities, obligations, claims and demands arising out of the ownership and operation of the New Orleans Stations at all times prior to the Closing Date (other than the HMI Assumed Liabilities and such liabilities incurred by HMI between the Time Brokerage Date and the Closing Date pursuant to its operation of the New Orleans Stations under the Time Brokerage Agreement);

          (c) any and all liabilities, obligations, claims and demands arising out of the ownership and operation of the Seattle Stations with respect to periods on and after the Closing Date;

          (d) any employee severance claims above the amounts agreed to in
Section 5.4(a); and
- - --------------
           (e) all reasonable costs and expenses (including, without limitation, attorneys' fees, interest and penalties) incurred by HMI in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 10.
                                           -----------

11.       INDEMNIFICATION OF PBI.
          ----------------------

          Subject to the limitations set forth in Sections 9 and 12, HMI shall
                                                  ----------     --
indemnify and hold PBI harmless from, against, for and in respect of:

          (a) any and all damages, losses, settlement payments, obligations, liabilities, claims, actions or causes of action and encumbrances suffered, sustained, incurred or required to be paid by PBI because of the breach of any written representation, warranty, agreement or covenant of HMI contained in this Agreement or any document, certificate or agreement executed in connection with this Agreement;

          (b) any and all liabilities, obligations, claims and demands arising out of the ownership and operation of the Seattle Stations at all times prior to the Closing Date (other than the PBI Assumed Liabilities and such liabilities incurred by PBI between the Time Brokerage Date and the Closing Date pursuant to its operation of the Seattle Stations under the Time Brokerage Agreement);

          (c) any and all liabilities, obligations, claims and demands arising out of the ownership and operation of the New Orleans Stations with respect to periods on and after the Closing Date;

          (d)   any  employee severance  claims above the  amounts agreed  to in
Section 5.4(a); and

          (e) all reasonable costs and expenses (including, without limitation, attorneys' fees, interest and penalties) incurred by PBI in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against in this Section 11.
                                         -----------

12.       GENERAL RULES REGARDING INDEMNIFICATION.
          ---------------------------------------

          The obligations and liabilities of each indemnifying party hereunder with respect to claims resulting from the assertion of liability by the other party or indemnified third parties shall be subject to the following terms and conditions:

          (a)  Subject to Section  12(f) below, the indemnified party shall give
                          --------------
prompt written notice (which in no event shall exceed 30 days from the date on which the indemnified party first became aware of such claim or assertion) to the indemnifying party of any claim which might give rise to a claim by the indemnified party against the indemnifying party based on the indemnity agreements contained in Section 10 or hereof, stating the nature and basis of
                        ----------
said claims and the amounts thereof, to the extent known;

          (b) If any action, suit or proceeding is brought against the indemnified party with respect to which the indemnifying party may have liability under the indemnity agreements contained in Section 10 or 11 hereof, the action, suit  or proceeding
                        ----------    --
shall, upon the written acknowledgement by the indemnifying party that it is obligated to indemnify under such indemnity agreement, be defended (including all proceedings on appeal or for review which counsel for the indemnified party shall deem appropriate) by.the indemnifying party. The indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the indemnified party's own expense unless
(A) the employment of such counsel and the payment of such fees and expenses both shall have been specifically authorized in writing by the indemnifying party in connection with the defense of such action, suit or proceeding, or (B) counsel to such indemnified party shall have reasonably concluded and specifically notified the indemnifying party that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such action, suit or proceeding involves or could have an effect upon matters beyond the scope of the indemnity agreements contained in Sections 10 and 11 hereof, in any of which events the indemnifying
             -----------     --
party, to the extent made necessary by such defenses, shall not have the right to direct the defense of such action, suit or proceeding on behalf of the indemnified party. In the latter such case only that portion of such fees and expenses of the indemnified party's separate counsel reasonably related to matters covered by the indemnity agreements contained in Section 10 or 11 hereof
                                                         ----------    --
shall be borne by the indemnifying party. The indemnified party shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not it is represented by separate counsel.

          (c) The indemnified party shall make available to the indemnifying party and its attorneys and accountants all books and records of the indemnified party relating to such proceedings or litigation and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such action, suit or proceeding.

          (d) The indemnified party shall not make any settlement of any claims without the written consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.

          (e) If any claims are made by third parties against an indemnified party for which an indemnifying party would be liable, and it appears likely that such claims might also be covered by the indemnified party's insurance policies, the indemnified party shall make a timely claim under such policies and to the extent that such party obtains any recovery from such insurance, such recovery shall be offset against any sums due from an indemnifying party (or shall be repaid by the indemnified party to the extent that an indemnifying party has already paid any such amounts). The parties acknowledge, however, that if an indemnified party is self-insured as to any matters, either directly or through an insurer which assesses retroactive premiums based on loss experience, then to the extent that the indemnified party bears the economic burden of any claims through self-insurance or retroactive premiums or insurance ratings, the indemnifying party's obligation shall only be reduced by any insurance recovery in excess of the amount paid or to be paid by the indemnified party in insurance premiums.

          (f) No claim or indemnification shall be made unless and until the indemnified party has first incurred damages, losses and expenses for which it would be entitled to be indemnified hereunder of at least $25,000; provided, however, if such damages, losses and expenses are incurred by the indemnified party, the indemnifying party shall be liable for the entire amount of such damages, losses and expenses.

          (g) Except as herein expressly provided, the remedies provided in Sections 10 through 12 hereof shall be the exclusive remedy of the parties
          --          --
hereto for damages, losses and expenses arising after the Closing Date, other than for any such damages, losses and expenses due to the fraudulent or willful misconduct of the indemnifying party. With respect to claims of fraudulent or willful misconduct, the indemnified party shall not be precluded from asserting any other rights or remedies against any other party hereto.

          13.  FAILURE TO CLOSE BECAUSE OF DEFAULT.
               -----------------------------------

In the event that the Closing is not consummated by virtue of a material default made by a party in the observance or in the due and timely performance of any of its covenants or agreements herein contained ("Default"), the parties shall have and retain all of the rights afforded them at law or in equity by reason of that Default. In addition, PBI and HMI acknowledge that the Transferred Assets and the transactions contemplated hereby are unique, that a failure by PBI or HMI to complete such transactions will cause irreparable injury to the other, and that actual damages for any such failure may be difficult to ascertain and may be inadequate. Consequently, PBI and HMI agree that each shall be entitled, in the event of a Default by the other, to specific performance of any of the provisions of this Agreement in addition to any other legal or equitable remedies to which the non-defaulting party may otherwise be entitled. In the event any action is brought, the prevailing party shall be entitled to recover court costs, arbitration expenses and reasonable attorneys' fees.

14.       TERMINATION AND RESCISSION RIGHTS.
          ---------------------------------

          14.1 Termination Prior to Closing.  This Agreement may be terminated
               ----------------------------
by either HMI or PBI (as set forth below), if either such party is not then in Default, upon written notice to the other upon the occurrence of any of the following:

          (a) By either HMI or PBI, if the Closing has not occurred on or before March 31, 1997, or such later date as HMI and PBI shall mutually agree;

          (b) By the non-defaulting party, if the other party Defaults and such Default has not been cured within 30 days of written notice of such Default by the other party; or

(c)       By mutual consent of PBI and HMI.

          14.2 Rescission of Purchase and Sale.  In the event the parties elect
               -------------------------------
to close prior to the time the FCC Order has become a Final Order, HMI and PBI shall enter into rescission agreement to be mutually agreed upon which provides for unwinding the transaction in the event a Final Order is not obtained.

          15.  BOOKS AND RECORDS TAX MATTERS.
               ------------------------------

          (a) Books and Records.  Each party agrees that it will  cooperate with
              -----------------
and make available (or cause to be made available) to the other party, during normal business hours, all books and records, information and employees (without substantial disruption of employment) retained and remaining in existence after the Closing which are necessary or useful in connection with any tax inquiry, audit, or dispute, any litigation or investigation or any other matter requiring any such books and records, information or employees for any reasonable business purpose (a "Permitted Use"). The party requesting any such books and records,
           --------------
information or  employees shall bear all of the out-of-pocket costs and expenses
reasonably incurred in connection with providing such books and        records,
information  or employees.   All information received  pursuant to this one
Section 15 (including duplicate copies of the Business Records retained  by the
- - ----------
other party pursuant to Section 15(b) hereof) shall be kept confidential
                        -------------
pursuant to Section 5.6 by the party receiving it, except to the  extent that
            -----------
disclosure is reasonably necessary in connection with any Permitted Use.

          (b) Cooperation Records Retention.  Each party shall (i) provide the
              ------------------------------
other with such assistance as may reasonably be requested by either of them in connection with the preparation of any return, audit or other examination by any taxing authority or judicial or administrative proceedings relating to liability for any taxes, (ii) retain and provide the other with any records or other information that may be relevant to such return, audit or examination, proceeding or determination, and (iii) provide the other with any final determination of any such audit or examination, proceeding, or determination that affects any amount required to be shown on any tax return of the other for any period. Without limiting the generality of the foregoing, each party shall retain (or cause to be retained), until the applicable statutes of limitations (including any extensions) have expired, copies of all tax returns, supporting work schedules, and other records or information that may be relevant to such returns for all tax periods or portions thereof ending on or before the Closing.

     16.  MISCELLANEOUS PROVISIONS.
          ------------------------

     16.1 Expenses.  Except as otherwise expressly provided herein, each party
          --------
shall pay the fees and expenses incurred by it in connection with the transactions contemplated by this Agreement. If any action is brought for breach of this Agreement or to enforce any provision of this Agreement, the prevailing party shall be entitled to recover court costs, arbitration expenses and reasonable attorneys' fees.

          16.2      Prorations.
                    ----------

          (a) Subject to the terms of the Time Brokerage Agreement, all items of income and expense arising from the operation of the New Orleans Stations and the HMI Assumed Liabilities before the Closing Date (or, if applicable, the Time Brokerage Date) shall be for the account of PBI and thereafter shall be for the account of HMI. Proration of the items described below between PBI and HMI shall be effective as of 12:01 a.m., local time, on the Closing Date (or, if applicable, the Time Brokerage Date) and shall occur as set forth in subsections (c) through (e) below with respect to those rights, liabilities and obligations of PBI transferred to and assumed by HMI hereunder.

          (b) Subject to the terms of the Time Brokerage Agreement, all items of income and expense arising from the operation of the Seattle Stations and the PBI Assumed Liabilities before the Closing Date (or, if applicable, the Time Brokerage Date) shall be for the account of HMI and thereafter shall be for the account of PBI. Proration of the items described below between PBI and HMI shall be effective as of 12:01 a.m., local time, on the Closing Date (or, if applicable, the Time Brokerage Date) and shall occur as set forth in subsections
(c) through (e) below with respect to those rights, liabilities and obligations of HMI transferred to and assumed by PBI hereunder.

          (c) Liability for state and local taxes assessed on the Transferred Assets payable with respect to the tax year in which the effective time of proration falls shall be prorated as between PBI and HMI on the basis of the number of days of the tax year elapsed to but excluding such effective time, appropriately adjusted with respect to improvements to the Transferred Assets effected by either party after such effective time.

          (d) Prepaid items and accruals such as water, electricity, telephone, other utility and service charges, lease expenses, license fees (if any), payments under any contracts to be assumed by HMI or PBI (as the case may be) and accrued vacation time for the employees of the Stations shall be prorated between PBI and HMI on the basis of the period of time to which such liabilities, prepaid items and accruals apply. In addition to the foregoing, on the Closing Date, HMI shall pay to PBI $400,000 to cover prepaid rent associated with the Lodestar tower licenses identified on Schedule 1.2(b).
                                                        -------

          (e) All prorations shall be made and paid in cash insofar as feasible on or before the Closing Date. Any prorations not made on the Closing Date shall be made no later than 90 days thereafter. PBI and HMI agree to assume, pay and perform all costs, liabilities and expenses allocated to each of them pursuant to this Section 16.2.
                 -------------

          16.3 Amendment.  This Agreement may be amended at any time but only by
               ---------
an instrument in writing signed by the parties hereto.



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
          16.4 Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed given if delivered personally or mailed by certified mail, return receipt requested, or by nationally recognized "next-day" delivery service, to the parties at the addresses set forth below (or at such other address for a party as shall be specified by like notice), or sent by facsimile to the number set forth below (or such other number for a party as shall be specified by proper notice hereunder):

If to HMI:

          One Galleria Tower, Suite 1500
          13355 Noel Road
          Dallas, Texas 75240
          ATTN: Paul W. Fiddick, President--Radio Group
          Fax: 214-702-7382

With a copy (which shall not constitute notice) to:

          Crouch & Hallett, L.L.P.
          717 North Harwood Street, Suite 1400
          Dallas, Texas 75201
          ATTN: Bruce H. Hallett
          Fax: 214-953-3154

If to PBI:

          10800 Main Street
          P.O. Box 10103
          Fairfax, Virginia 22030
          ATTN: Alan Box, President and CEO
          Fax:  703-934-1200

With a copy (which shall not constitute notice) to:

          Hunton & Williams
          1751 Pinnacle Drive, Suite 1700
          McLean, Virginia 22102
          ATTN: Joseph W. Conroy
          Fax: 703-714-7410

          16.5  Assignment.  This Agreement shall be binding upon and inure to
                ----------
the benefit of the parties hereto and their respective successors, heirs and permitted assigns. The obligations of the parties hereto may be assigned by either party hereto to any qualified person.

          16.6 Counterparts.   This Agreement may be  executed in any  number of
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          16.7  Headings.  The  headings of the  Sections of this  Agreement are
                --------
inserted for convenience only and shall not constitute a part hereof.

          16.8 Entire Agreement.   This Agreement and the  documents referred to
               ----------------
herein contain the entire understanding of the parties hereto in respect of the
subject  matter  contained   herein.   There  are  no  restrictions,  promises,
warranties, conveyances or undertakings other than those expressly set forth herein. This Agreement supersedes any prior agreements and understandings between the parties with respect to the subject matter.

          16.9 Waiver.  No attempted waiver of compliance with  any provision or
               ------
condition hereof, or consent pursuant to this Agreement, will be effective unless evidenced by an instrument in writing by the party against whom the enforcement of any such waiver or consent is sought.

          16.10  No Third Party  Beneficiaries.  This Agreement  is made for the
                 -----------------------------
benefit of the parties hereto, and no third party shall be deemed to be a third party beneficiary thereof.

          16.11  Governing  Law.    This  Agreement shall  be  governed  by  and
                 --------------
construed in accordance with the laws of the State of Delaware.

          16.12 Control of the Stations
                -----------------------

          (a) Prior to the Closing, HMI shall not, directly or indirectly, control, or attempt to control, the operations of the New Orleans Stations; such operations, including complete control and supervision of all programs, employees and policies of the New Orleans Stations, shall be the sole responsibility of PBI.

          (b) Prior to the Closing, PBI shall not, directly or indirectly, control, or attempt to control, the operations of the Seattle Stations; such operations, including complete control and supervision of all programs, employees and policies of the Seattle Stations, shall be the sole responsibility of HMI.

          16.13 Bulk  Sales.    The parties  hereto  waive  compliance  with the
                -----------
provisions'of any bulk sales law applicable to the transactions contemplated hereby.

                         [signatures on following page]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       HERITAGE MEDIA, INC.

                                       By:
                                          -------------------------------
                                            Douglas N. Woodrum
                                            Executive Vice President


                                       EZ NEW ORLEANS, INC.



                                       By:
                                          -------------------------------
                                       Alan Box
                                       President


                                       PROFESSIONAL BROADCASTING,
                                       INCORPORATED

                                       By:
                                          -------------------------------
                                       Alan Box
                                       President